SCHEDULE 14A
               INFORMATION REQUIRED IN PROXY STATEMENT

                      SCHEDULE 14A INFORMATION
Proxy  Statement  Pursuant  to  Section 14(a) of the Securities Exchange Act of
                                1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
  [X]Preliminary Proxy Statement
  [ ]Confidential, for Use of the  Commission  Only (as permitted by Rule 14a-
     6(e)(2))
  [ ]Definitive Proxy Statement
  [ ]Definitive Additional Materials
  [ ]Soliciting Material Pursuant to {section} 240.14a-11(c) or {section} 240.14a-12

                            QUAD METALS CORPORATION
               (Name of Registrant as Specified In Its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  [  ]$125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.
  [ ]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  [X]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)Title of each class of securities to which transaction applies: None

     2)Aggregate number of securities to which transaction applies: None

     3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            -$0- no fee is payable pursuant to Rule 0-11(c) (ii)

     4)Proposed maximum aggregate value of transaction: n/a

     5)Total fee paid: $-0-

  [  ]Fee paid previously with preliminary materials.
  [  ]Check  box  if any part of the fee is offset as provided by Exchange  Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

   1)Amount Previously Paid: n/a

   2)Form, Schedule or Registration Statement No.: n/a

   3)Filing Party: n/a

   1)Date Filed: n/a

                                       #

                            QUAD METALS CORPORATION


                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON XXX, 2002


NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Quad Metals Corporation (the "Company"), will be held at 2:00 p.m. (PDST), on XXX, 2002, at the Washington Mutual Building, Conference Room A located at 601 W. Main Avenue, Spokane, Washington 99201, to consider and act upon the following matters:

     1. To consider and vote upon the merger of the Company with and into its wholly-owned Nevada subsidiary;

     2.    To consider  and  vote  upon a  reverse stock split of the Company's
           common stock whereby each   fifty outstanding shares of common stock
           will be consolidated into one share of common stock.

     3. To elect three (3) members to the Board of Directors to serve for a one year term or until their respective successors are elected and qualified

     4. To approve the engagement of DeCoria, Maichel & Teague PS as independent auditors for the Company for the fiscal year ending December 31, 2002; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.


The close of business on September 3, 2002 has been fixed as the record date for the determination of the Shareholders entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof. Only Shareholders of record on the books of the Company at the close of business on September 3, 2002 shall be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

It is important that your shares be represented at the meeting whether or not you are personally able to attend. You are therefore urged to complete, date and sign the accompanying Proxy and mail it in the enclosed postage-paid envelope as promptly as possible. Your Proxy is revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise.


Thank you for your cooperation.

Sincerely,




Robert W. O'Brien, President

                            QUAD METALS CORPORATION
                        601 W. MAIN AVENUE, SUITE 1017
                               SPOKANE, WA 99201
                           _________________________

                                PROXY STATEMENT
                                  Relating to
                        Annual Meeting of Shareholders
                            to be held on XXX, 2002
                           _________________________


                                 INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Quad Metals Corporation (the "Company") to holders of shares of the Company's no par value Common Stock (the "Common Stock") in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on XXX, 2002, and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement is first being mailed to Shareholders on or about September XX, 2002.

Management  is  the   record   and   beneficial   owner  of  24,500,000  shares
(approximately 25.6%) of the Company's outstanding Common Stock. It is management's intention to vote all of its shares in favor of each matter to be considered by the Shareholders.

                     PURPOSES OF ANNUAL MEETING

MERGER WITH SUBSIDIARY

At the Annual Meeting, Shareholders entitled to vote (see "Voting at Annual Meeting") will be asked to consider and vote upon the merger of the Company with and into its wholly-owned Nevada subsidiary. If approved, the domicile of the Company will be changed from the State of Washington to the State of Nevada (see "Merger with Subsidiary").

REVERSE STOCK SPLIT

At the Annual Meeting shareholders will be asked to consider and vote upon a 50:1 reverse stock split whereby each Shareholder of the Company will receive one share of the Company's common stock in exchange for each fifty shares of the Common Stock of the Company currently owned. If the reverse stock split is approved it will be accomplished in conjunction with the Company's merger into its wholly owned subsidiary.

ELECTION OF DIRECTORS

At the Annual Meeting, Shareholders will be asked to consider and to take action on the election of three members to the Board of Directors to serve for one-year terms or until their respective successors are elected and qualified (see "Election of Directors").

SELECTION OF INDEPENDENT AUDITORS

At the Annual Meeting, Shareholders will be asked to consider and vote upon the selection of DeCoria, Maichel & Teague PS as independent auditors of the Company for the fiscal year ending December 31, 2002; and

OTHER BUSINESS

To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

AS YOUR VOTE IS IMPORTANT, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE RETURN ENVELOPE PROVIDED. SHARES CANNOT BE VOTED AT THE MEETING UNLESS THE OWNER IS PRESENT TO VOTE OR IS REPRESENTED BY PROXY.


                      VOTING AT ANNUAL MEETING

1. RECORD DATE. The Board of Directors of the Company has fixed the close of business on September 3, 2002, as the record date for the purpose of determining Shareholders of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, the Company had 95,474,665 issued and outstanding shares of Common Stock. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. Proxies which are submitted but are not voted for or against (because of abstention, broker nonvotes or otherwise) will be treated as present for all matters considered at the meeting.

2. SOLICITATION OF PROXIES. The accompanying Proxy is solicited on behalf of the Board of Directors of the Company, and the cost of solicitation will be borne by the Company. Following the original mailing of the Proxies and soliciting materials, directors, officers and employees of the Company may, but do not presently intend, to solicit Proxies by mail, telephone, telegraph, or personal interviews. The Company may request brokers, custodians, nominees, and other record holders to forward copies of the Proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of Proxies. In such cases, the Company will reimburse such holders for their reasonable expenses. The Company does not intend to utilize the services of an outside proxy solicitation firm.

3. REVOCATION OF PROXY. Any Proxy delivered in the accompanying form may be revoked by the person executing the Proxy by written notice to that effect received by the Secretary of the Company at any time before the authority thereby granted is exercised, by execution of a Proxy bearing a later date presented at the meeting, or by attendance of such person at the Annual Meeting.

4. HOW PROXIES WILL BE VOTED. Proxies received by the Board of Directors in the accompanying form will be voted at the Annual Meeting as specified therein by the person giving the Proxy. If no specification is made with respect to the matters to be voted upon at the meeting, the shares represented by such Proxy will be voted FOR the merger of the Company with and into its wholly-owned Nevada subsidiary; FOR the 50:1 reverse split of the Company's outstanding common stock; FOR the nominees to the Board of Directors in the election of Directors; and FOR approval of the appointment of DeCoria, Maichel & Teague PS as the Company's independent auditors for the fiscal year ending December 31, 2002.

     All shares represented by valid Proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the meeting. However, the Board of Directors does not know of any matters to be considered at the meeting other than those specified in the Notice of Meeting.

5.   VOTING  POWER.   Shareholders  of  the  Common  Stock  of the Company  are
     entitled to one vote for each share held. There is no cumulative voting for directors.

6.   PRINCIPAL SHAREHOLDERS.   The  following  table sets forth the identity of
     the record owners of more than five percent (5%) of the outstanding shares of any class of the Company as of September 3, 2002:

                                          COMMON
                                          STOCK                PERCENT OF
     SHAREHOLDER                          OWNED                OUTSTANDING
     -----------------------------------  -------------------  ------------
     Terry J. Dunne                          18,000,000           18.85%

     Robert W. O'Brien                       18,000,000           18.85%

     The Estate of Dr. Tibor Klobusicky (1   15,750,000           16.50%

     Stanley Harrison                        10,000,000           10.47%

     Martyn A. Powell                         5,000,000             5.4%

     (1) Includes 3,000,000 shares held of record and owned beneficially by the Estate of Tibor Klobusicky and 12,750,000 as to which Tibor Klobusicky claims beneficial ownership through the shares held of record by the Family of Dr. Tibor Klobusicky, The Klobusicky Family Trust, and the Klobusicky Family Partnership.

     The Company does not know of any other person who held more than five percent (5%) of the Company's outstanding Common Stock as of September 3, 2002, or as of the date of the preparation of this Proxy Statement.

7. REQUIRED APPROVALS. On June 8, 2002 the Board of Directors of the Company unanimously adopted resolutions (1) to merge the Company with and into a wholly-owned Nevada subsidiary and thereby (a) change the domicile of the Company from the State of Washington to the State of Nevada and; (b) effect a fifty for one reverse split of its Common Stock; (2) to elect Robert W. O'Brien, Martyn A. Powell and Michael L. McLaughlin to the Board of Directors of the Company to serve for a one-year term or until his respective successor is elected and has qualified; (3) to consider and vote upon the selection of DeCoria, Maichel & Teague PS as independent auditors of the Company for the fiscal year ending December 31, 2002; and
     (4) that the Directors recommend that the Company's Shareholders vote to approve each of the above matters to be submitted to the Shareholders for consideration at the Annual Meeting of Shareholders.

     Directors are elected by a plurality of the votes cast by the holders of the Common Stock meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstentions, broker nonvotes or otherwise) have no impact in the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The election of Directors will be accomplished by determining the three nominees receiving the highest total votes.

     The proposal to change the Company's state of domicile from Washington to Nevada by merging with its wholly-owned Nevada subsidiary will require the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon. Abstentions and broker nonvotes will have the effect of a vote against the proposal with respect changing the Company's state of domicile.

     The proposal for the reverse split of the Company's common stock will require the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon. Abstentions and broker nonvotes will have the effect of a vote against the proposal with respect changing the Company's state of domicile.

     The approval of the independent auditors requires the favorable vote of the holders of a majority of the shares of Common Stock present at the meeting, provided a quorum is present; abstentions would have the effect of negative votes for this matter; broker nonvotes are not counted for purposes of determining the number of shares present, and thus would have no effect on this matter.

8. DISSENTERS' RIGHTS. There are no dissenters' rights applicable to any matters to be considered at the Annual Meeting.

                             RECENT MARKET PRICES

     The Company shares are not traded. The Company shares have not been listed for trading for approximately the last ten years. As of September 3, 2002, there were approximately 940 holders of record of the Company's Common Stock.

THE FOLLOWING PROPOSALS ARE SUBMITTED TO THE SHAREHOLDERS FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS:

1.   MERGER WITH SUBSIDIARY

Upon the effective date of the Merger, the Company will be merged with and into its Nevada subsidiary, which will be the surviving company. The merger of the Company with and into its wholly-owned subsidiary will have the effect of changing the domicile of the Company from the State of Washington to the State of Nevada. The Company will thereafter be governed by the laws of the State of Nevada rather than the laws of the State of Washington. As a practical matter, this will have little effect on corporate governance because of amendments to the Company's Articles of Incorporation made approximately two years ago.

The name of the Company will remain Quad Metals Corporation. There will be no need to exchange the shares of stock you currently hold for shares in the surviving company.

The Company will be governed by the articles of incorporation of the Nevada corporation, a copy of which is attached as Exhibit II. The following discussion identifies the material differences between our current articles of incorporation and the articles of incorporation of the surviving company and the rationale for the changes.

Capital Structure - Common Stock. The Company is currently authorized to issue 100,000,000 shares of its no par value Common Stock, of which 95,474,665 shares were issued and outstanding and held of record by approximately 940
Shareholders  as  of  July 26, 2002.  The surviving  company  will  have  three hundred million (300,000,000) shares of $0.001 par value Common Stock authorized and 1,909,493 shares issued and outstanding. The change in par value is significant only in that filing fees in Nevada are based on par value. If no par value shares exist, Nevada imputes a $10.00 per share par value. The $0.001 par value was chosen to minimize filing fees.

Management believes that the increased number of authorized shares of Common Stock will provide the Company with an adequate supply of authorized but unissued shares of Common Stock for general corporate needs including obtaining additional financing, possible stock dividends, employee incentive and benefit plans or consummation of acquisitions at times when the Board, in its discretion, deems it advantageous to do so. At present, the Company has no commitment for the issuance of additional shares.

All shares of Common Stock are equal to each other with respect to voting, liquidation, dividend and other rights. Owners of shares of Common Stock are entitled to one vote for each share they own at any Shareholders' meeting. Holders of shares of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available, and upon liquidation are entitled to participate pro rata in a distribution of assets available for such a distribution to Shareholders. There are no conversion, preemptive or other subscription rights or privileges with respect to any shares. Although the Board of Directors would authorize the issuance of additional shares of Common Stock based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized shares of Common Stock could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Authorized shares of Common Stock in excess of those shares outstanding will be available for general corporate purposes, may be privately placed and could be used to make a change in control of the Company more difficult. Under certain circumstances, the Board of Directors could create impediments to, or frustrate, persons seeking to effect a takeover or transfer in control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its shareholders, but in which unaffiliated shareholders may wish to participate. In this connection, the Board of Directors could issue authorized shares of Common Stock to a holder or holders which, when voted together with the shares held by members of the Board of Directors and the executive officers and their families, could prevent the majority shareholder vote required by the Company's Articles of Incorporation to effect certain matters. Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of such shares should dilute the Company's book value per share and the Common Stock ownership of such person. This may be beneficial to management in a hostile tender offer, thus having an adverse impact on shareholders who may want to participate in such tender offer.

The additional authorized shares of Common Stock would, when issued, have the same rights as the issued and outstanding existing shares of Common Stock. Shareholders of the Company do not have preemptive rights nor will they as a result of the merger.

If the merger is approved, the additional authorized Common Stock would be available for issuance in the future for such corporate purposes as the Board of Directors deems advisable from time to time without the delay and expense incident to obtaining shareholder approval, unless such action is required by applicable law or by the rules of the National Association of Securities Dealers, Inc., or of any stock exchange upon which the Company's shares may then be listed. It should be noted that subject to the limitations discussed above, all of the types of Board action with respect to the issuance of additional shares of Common Stock that are described in the preceding paragraphs can currently be taken and that the power of the Board of Directors to take such actions would not be enhanced by the merger, although the merger would increase the number of shares of Common Stock that are available for the taking of such action.

The Board of Directors has no present agreement, commitment, plan or intent to issue any of the additional shares provided for in the merger.

Capital Structure - Preferred Stock. We currently have 10,000,000 shares of Preferred Stock authorized. The articles of incorporation of the surviving company authorizes the Company to issue, from time to time as determined by the Board of Directors, up to 10,000,000 shares of Preferred Stock, with no stated value and a par value of $0.001 per share ("Preferred Shares"). This represents no material difference from the present capital structure.

CORPORATE LAW COMPARISON

The following sets forth an analysis of material differences in corporate law between the states of Washington and Nevada.

CUMULATIVE VOTING

SIMILAR: In both states a stockholder who has the right of cumulative voting for directors is entitled to as many votes as equal to the number of shares of stock multiplied by the number of directors to be elected. The stockholder may cast all his votes for a single director or distribute them among two or more as he sees fit.

DIFFERENT: In Washington stockholders have the right of cumulative voting unless the articles of incorporation provide otherwise. Nevada law allows a corporation to authorize cumulative voting in the articles of incorporation. There are no provisions for cumulative voting in the Royal Pacific Resources, Inc. Articles of Incorporation. Washington law does not require stockholders to give notice that they plan to vote cumulatively, where Nevada law requires the corporation to provide notice of the voting rights to the stockholders in the notice calling the meeting or the proxy material, requires stockholder to give written notice to the president or secretary that they desire to vote cumulatively, and requires an announcement before the election.

PREEMPTIVE RIGHTS

SIMILAR: If stockholders have preemptive rights, both states provide that they may waive them and a written waiver is enforceable even though it is not supported by consideration. Both states provide that shares issued under certain circumstances have no preemptive rights; these provisions are the same except Washington excludes shares issued pursuant to the initial plan of financing, where Nevada excludes shares authorized in the articles of incorporation that are issued within 6 months from the effective date of incorporation. The remaining provisions are the same and both states provide that the rights may be altered by the articles of incorporation.

DIFFERENT: Washington law provides that the stockholders have preemptive rights unless the articles of incorporation state otherwise. Under Nevada law stockholders do not have preemptive rights unless provided for in the articles of incorporation. Preemptive rights are not provided for in the Royal Pacific, Inc. Articles of Incorporation.

AMENDMENT OF ARTICLES

SIMILAR: Both states grant broad authority to amend the articles of incorporation. Although NRS 78.385(a)-(d) grants specific authority to certain items, NRS 78.385(e) and .385(2) broaden the authority to include anything that would be permissible if the original articles were filed at the time of making the amendment. These provisions are essentially the same as Washington Statutes that grant a blanket of authority to change required or permitted provisions of the articles of incorporation.

DIFFERENT: Washington law allows the board of directors to make limited changes without shareholder action including changing the number of authorized shares when there is only one class outstanding. Nevada requires all amendments to be approved the stockholders. In addition, Washington law provides that a shareholder does not have a vested property right resulting from the articles of incorporation. The Nevada code is silent on this matter.

REVERSE SPLIT

SIMILAR:   Corporations  in both states are allowed to  change  the  number  of authorized shares by amending the articles of incorporation.

DIFFERENT: Washington law provides that the board of directors can change the number of authorized shares without shareholder vote in order to effectuate a split, when there is only one class of shares outstanding. However, this grant of authority only applies when there is only one class of shares outstanding and may have additional limitations dependant on the details of the transaction.

INDEMNIFICATION OF DIRECTORS

SIMILAR: Both states allow the indemnification of officers, employees, and agents and allow the corporation to maintain insurance on their behalf. The provisions of the state codes dealing with the authority of a corporation to indemnify directors are quite similar and generally allow a corporation to indemnify if the individual was acting in good faith, believed they were acting in the best interest of the corporation, and in the case of a criminal prosecution had no reasonable cause to believe the actions were unlawful. Both codes also provide for mandatory indemnification where the individual has been successful on the merits or otherwise in defense of the proceeding. Although the Nevada statues do not provide as much detail on court ordered indemnification, they appear to be similar in effect. Additionally, the provisions relating to authorization of the corporation to indemnify and advance payment of expenses contain similar provisions for determination of when indemnification is permissible.

DIFFERENT:   It does not appear that there are any significant differences with regards to the indemnification of officers between Washington and Nevada corporate law..

MERGER/SHARE EXCHANGE (CLASS VOTING)

SIMILAR: Nevada provides that the plan for exchange must be approved by a majority of the voting power of each class and each series to be exchanged pursuant to the plan of exchange. The Washington statute with regards to share exchanges is similar, but requires approval by two-thirds of the votes instead of a bare majority. In both states the articles of incorporation may alter the number of votes required.

DIFFERENT: Under Nevada law a plan for merger must be approved by a majority of the voting power of the stockholders. Under Washington law, the plan for merger must be approved by each voting group entitled to vote separately on the plan by two-thirds of all the votes entitled to be cast on the plan by that voting group.

MERGER/SHARE EXCHANGE (NOTICE)

SIMILAR: Washington and Nevada use virtually identical language with regards to the which shareholders are required to be notified of a merger or share exchange. In both states each shareholder, whether or not entitled to vote will receive notice that there will be a shareholder meeting to consider a merger or share exchange, and the notice must include a copy or summary of the plan.

DIFFERENT: There does not appear to be any differences in the statutes with regards to which shareholders will be notified of the plan or the form of notice.

LESS THAN UNANIMOUS CONSENT (NOTICE)

SIMILAR:   It does not appear that there are many material similarities between
Washington and Nevada in this area.

DIFFERENT: Under Nevada law actions permitted or required to be taken at a meeting of the stockholders may be taken without a meeting if a written consent is signed by stockholders holding at least a majority of voting power. If a different proportion of votes would be required at a meeting, that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given. Washington law requires unanimous consent unless the corporation is privately held and the articles of incorporation authorize majority consent. Washington requires that notice be given to all shareholders entitled to vote on the action and nonvoting shareholders in circumstances where notice would be required to nonvoting shareholders.

DISSENTER'S RIGHTS

SIMILAR: The majority of dissenter's rights statutes are the same in both states. Both states make provisions for notification of the right to dissent, demand for payment, payment; procedures if the shareholder is dissatisfied, court action, court costs and fees, and beneficial shareholders the right to dissent where the shareholder's shares are held in "street name" by nominees.

DIFFERENT: In a merger situation Nevada allows stockholders to dissent regardless of whether the stockholder is entitled to vote on the plan; Washington only allows a shareholder to dissent if the shareholder was entitled to vote on the plan. Nevada puts additional limitations on the right of dissent where the shareholder's securities are listed on a national securities exchange, included in the national security market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record or if the plan for merger does not require action of the stockholders of the surviving domestic corporation.

SIGNIFICANT BUSINESS TRANSACTIONS/ACQUISITION OF CONTROLLING INTEREST

SIMILAR: The applicable statutes do not have much in common except they seem to be aimed at preventing acquisition of controlling interests without approval of the board of directors or the stockholders.

DIFFERENT: The Washington Takeover Act is aimed at preventing certain significant transactions within a five year period after a person acquires 10% or more of a corporation's outstanding voting shares unless the transaction or the acquisition of the shares was approved by a majority of the board of directors prior to the acquiring person's share acquisition. The Nevada statutes on the other hand prevent the acquirer from voting its shares by providing that the acquirer only obtains such voting rights as conferred by a resolution of the stockholders of the corporation. The voting rights must be approved by the majority of the voting power of the corporation in most circumstances. If the acquirer is afforded full voting rights dissenting stockholders may obtain payment of the fair value of their shares.

TAX ASPECTS

It is management's belief that pursuant to the Internal Revenue Code Section 368 (a)(1)(F), this change of domicile from Washington to Nevada will qualify as a tax free exchange as a mere change in identity, form or place of incorporation of one corporation, however effected.

Assuming that the merger of the Company into its wholly-owned subsidiary qualifies as a reorganization within the meaning of Section 368(a) of the Code:

* No gain or loss will be recognized by a Shareholder of the Company as a result of the merger with respect to shares of the Company converted solely into shares of the surviving company;
* The tax basis of the shares of stock of the surviving company received by the Company's Shareholders will be the same as the tax basis of the Company's stock exchanged therefor;
* The holding period of the surviving company stock received by the Company's Shareholders in the merger will include the period during which the Company's stock surrendered in exchange therefor were held, provided that such shares of the Company were held as capital assets at the effective date of the merger.

NO OPINION OF COUNSEL AND ADVICE TO SEEK OWN TAX ADVISER

Neither the Company nor the nominees for Director have sought an opinion of counsel with respect to the tax consequences of the transactions to be considered at the meeting. The Company and the nominees do not believe that the reincorporation in Nevada will have any tax consequences to the Company's Shareholders. Shareholders are advised to consult with their own tax advisers or counsel if they have any questions regarding the tax aspects of the transaction.

BOARD RECOMMENDATION

The proposal to merge the Company with its wholly-owned Nevada subsidiary will require the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon. The Board of Directors recommends a vote FOR the change of the Company's state of domicile from Washington to Nevada.

2.   REVERSE STOCK SPLIT

Each currently outstanding fifty shares of Common Stock will become one share of Common Stock. To arrive at the number of shares of post-reverse split shares you will own, take the number of shares you currently own and divide that number by 50. Therefore, a person currently holding one thousand shares of Common Stock will hold fifty shares of Common Stock after the reverse split. No fractional shares will be issued. Any fractional shares will be rounded up to the next whole share.

If both the merger and the reverse stock split are approved, each fifty shares of Common Stock held by our current Shareholders will automatically become one share of the surviving company. This is the same effect as a 50:1 reverse stock split. No fractional shares will be issued. Any resulting fractional shares will be rounded up to the nearest whole share. If the reverse stock split is approved but the merger is not approved, the Company will amend its current Articles of Incorporation to effect the reverse Stock Split. In the event that the merger is approved but the reverse stock split is not approved, the Plan of Merger (attached hereto as Exhibit I) will be amended change the share exchange ration from 50:1 to 1:1.

3.   ELECTION OF DIRECTORS

At the meeting, three (3) Directors are to be elected who shall hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been elected and qualified. There are no standing audit, nominating or compensation committees of the Board of Directors.

The Proxies appointed in the accompanying Proxy intend to vote, unless directed to the contrary therein, in their discretion, for the election to the Board of Directors of the three persons named below, all of whom management believes are willing to serve the Company in such capacity. However, if any nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, such that substitute nominees are designated, the Proxies in their discretion intend to vote for all or a lesser number of such other nominees.

The nominees for Directors, together with certain information with respect to them, are as follows:

                                               Common Shares Owned
                            Year First Became  Beneficially, Directly or
Name                   Age        A Director   Indirectly, as of July 18, 2002
---------------------  ---  -----------------  --------------------------------
Robert W. O'Brien      67         2001                   18,000,000
Michael L. McLaughlin  69         2001                    1,500,000
Martyn A. Powell       49         2001                    5,000,000

ROBERT W. O'BRIEN.

Mr. O'Brien has served as President and a Director of the Company since June 2001. Mr. O'Brien graduated from Gonzaga University with a BA Degree in Economics. Since July 1996, Mr. O'Brien has been the sole owner and manager of Spokane Quotation Bureau, LLC, a company that publishes stock quotations for companies traded over-the-counter. From 1985 to October 1995, Mr. O'Brien was a Director and Secretary/Treasurer of Inland Gold and Silver, now Inland Resources, Inc., a public company traded on the NASDAQ supervised Bulletin Board. Mr. O'Brien currently serves as Secretary/Treasurer, and a Director of Gold Bond Resources, Inc., a reporting company.

MICHAEL L. MCLAUGHLIN

Mr. McLaughlin has served as Vice-President, Assistant Secretary and a Director of the Company since June 2001. Mr. McLaughlin has been retired from full-time employment since 1992, at which time he sold financing for IBM Credit Corp. Since 1980, Mr. McLaughlin has been employed part-time by the Washington State Horse Racing Commission as an auditor for satellite racing facilities. Mr. McLaughlin currently serves as Vice-President and a Director of Gold Bond Resources, Inc., a reporting company.

MARTYN A. POWELL

Mr. Powell has served as Secretary/Treasurer and a Director of the Company since June 2001. Mr. Powell has been employed as a realtor in the greater Seattle area for the past 11 years. Mr. Powell has served as President and a Director of Missouri River and Gold Gem Corp, a reporting company, since 1999 and President and a Director of Aberdeen-Idaho Mining Co., a reporting company, since early 2002.

COMPENSATION OF DIRECTORS AND OFFICERS

During the past three fiscal years, none of the officers or directors has received any compensation directly or indirectly for service to the Company in such positions.

BOARD RECOMMENDATION

The Board of Directors recommends a vote FOR each nominee to the Board of Directors.

4.   SELECTION OF AUDITORS

DeCoria, Maichel & Teague PS, independent public accountants, have been selected by the Board of Directors as independent auditors for the Company for the fiscal year ending December 31, 2002, subject to approval by the Shareholders. This firm is experienced in the business of mergers and acquisitions as well as the accounting aspect of securities law matters and is well qualified to act in the capacity of auditors for the Company. The approval of the independent auditors requires the favorable vote of the holders of a majority of the shares of Common Stock present at the meeting, provided a quorum is present.

BOARD RECOMMENDATION

The Board of Directors recommends a vote FOR the appointment of DeCoria, Maichel & Teague PS as the independent auditors for the Company for the year ended December 31, 2002. No representative of DeCoria, Maichel & Teague PS is expected to be present at the Annual Meeting.


                   COMPLIANCE WITH SECTION 16(A)
               OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent (10%) beneficial owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by them.

Based solely on its review of copies of such forms furnished to the Company, on written representations that no filings on Form 5 reports were required, and that all other required reports were timely filed, the Company believes that during the fiscal year ended December 31, 2001, the Company's officers, directors and greater than ten percent (10%) beneficial owners complied with all Section 16(a) filing requirements applicable to them.

                 ADDITIONAL SHAREHOLDER INFORMATION

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

The Company will review shareholder proposals intended to be included in the Company's proxy materials for the 2003 Annual Meeting of Shareholders which are received by the Company at its principal executive offices no later than February 17, 2003 (unless the date of the next annual meeting is changed by more than 30 days from the date of this year's meeting, in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials). Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Company. The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

ANNUAL REPORT

The Company's Annual Report to Shareholders, consisting of the Corporation's Form 10-KSB for the year ended December 31, 2001 is being mailed to all Shareholders with this Proxy Statement. In addition, a Shareholder of record may obtain a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 (the "Form 10-KSB"), without cost, upon written request to the Secretary of the Company. The Annual Report on Form 10-KSB is not part of the proxy solicitation materials for the Annual Meeting.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. However, should other business properly be brought before the Annual Meeting, the proxies will be voted thereon in the discretion of the persons acting thereunder.

                                     By Order of the Board of Directors



                                    Robert W. O'Brien, President

                                     PROXY
                            QUAD METALS CORPORATION
                            601 W. Main, Suite 1017
                               Spokane, WA 99201

The undersigned hereby appoints ____________ and _______________, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Quad Metals Corporation held on record by the undersigned on XXXX at the 2002 Annual Meeting of Shareholders to be held on ZZZZ, or any adjournment thereof

1. CHANGE OF DOMICILE FROM WASHINGTON TO  NEVADA  (MERGER WITH WHOLLY-OWNED
   NEVADA SUBSIDIARY)                           __FOR  __AGAINST  __ABSTAIN

2. FIFTY TO ONE REVERSE SPLIT OF OUTSTANDING COMMON STOCK
                                                __FOR  __AGAINST  __ABSTAIN

3.  ELECTION OF DIRECTORS (check one):
______ FOR EACH NOMINEE LISTED BELOW PRO
______ WITHHOLD AUTHORITY FOR PROXIES TO VOTE FOR ANY NOMINEES LISTED
______ CUMULATE OR WITHHOLD MY VOTES AS PROVIDED BELOW

ROBERT W. O'BRIEN ______  MICHAEL L. MCLAUGHLIN ______  MARTYN A. POWELL _____

The Board of Directors is elected by the process of cumulative voting. Under cumulative voting systems, each shareholder has a number of votes that is equal to the number of voting shares he or she owns multiplied by the number of Directors to be elected. Total votes available to cast for the election of Directors may be calculated as follows: Multiply number of Shares you are voting by the number of Directors to be elected (3) to arrive at the total votes you may cast. If you elect to vote pro rata, 1/3 of your votes will be cast for each nominee.

For example, a person who owns one hundred (100) shares would multiply the number of shares owned times the three (3) directors to be elected. The shareholder would have three hundred (300) votes to vote for or against each Director nominated for the Board of Directors. The votes could be concentrated on one person or distributed among others as he or she sees fit.

4.  APPROVAL OF DECORIA, MAICHEL & TEAGUE PS AS INDEPENDENT PUBLIC ACCOUNTANTS
AND AUDITORS FOR THE COMPANY:                      __FOR  __AGAINST  __ABSTAIN

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each proposal.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:  __________________________

PLEASE MARK, SIGN, DATE, AND RETURN THIS
___________________________ PROXY PROMPTLY USING THE ENCLOSED ENVELOPE